UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 5, 2015
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona 85254
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On May 11, 2015, Nuverra Environmental Solutions, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2015. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 5, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) where three matters were submitted to a vote of the stockholders. The matters are described in greater detail in the Company’s Proxy Statement, filed with the U.S. Securities and Exchange Commission on March 26, 2015. At the Annual Meeting, abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.
At the Annual Meeting, the Stockholders (1) elected the three nominees for Class II director to serve a three-year term expiring on the date of the 2018 annual meeting of Stockholders and the nominee for Class III director to serve a one-year term expiring on the date of the 2016 annual meeting of Stockholders; (2) ratified the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and (3) approved the compensation of the Company’s named executive officers on an advisory (nonbinding) basis. A detailed description of the vote follows.
Proposal 1
The Company’s shareholders elected three nominees for Class II directors with votes as follows:

	For	Withheld	Broker Non-Votes
Mark D. Johnsrud	15,140,712	2,064,841	6,706,238
William M. Austin	16,766,073	439,480	6,706,238
R. Dan Nelson	16,752,418	453,135	6,706,238
The Company’s shareholders elected one nominee for Class III director with votes as follows:

	For	Withheld	Broker Non-Votes
J. Danforth Quayle	15,097,377	2,108,176	6,706,238
Proposal 2
The Company’s stockholders ratified the selection of KPMG as the Company’s independent registered public accountant for the fiscal year ending December 31, 2015 with votes as follows:

For	Against	Abstain	Broker Non-Votes
23,684,789	179,112	47,830	—

Proposal 3
The Company’s stockholders approved, on an advisory (nonbinding) basis, the compensation awarded by the Company to its named executive officers with votes as follows:

For	Against	Abstain	Broker Non-Votes
16,946,163	220,056	39,334	6,706,238

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 11, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: May 11, 2015	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 11, 2015